UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 29, 2008

Z TRIM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Illinois	000-27841	36-4197173
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

1011 Campus Drive Mundelein, IL 60060 (Address of principal executive offices)		60060 (Zip code)

Registrant’s telephone number, including area code: (847) 549-6002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      REGULATION FD DISCLOSURE

Proposed Private Placement

On December 29, 2008, our company, Z Trim Holdings, Inc., issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, announcing our intention to offer and sell, subject to market and other conditions, $5 to 7 million in funding.  The offering will be made to existing shareholders that qualify as accredited investors under Regulation D.

The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information contained in this Section 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the securities to be offered and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.  The securities to be offered have not been registered under the Securities Act of 1933, as amended, or the securities or blue sky laws of any jurisdiction and, unless registered, may not be offered or sold except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable securities laws of any other jurisdiction.

Risk Factors

This report contains statements concerning our future results and performance and other matters that are “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities and Exchange Act of 1934, as amended.  These statements involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s results, levels of activity, performance or achievement to be materially different from any future results, levels of activity, performance or achievements expressed or implied by those forward-looking statements.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “intend,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of such terms or other comparable terminology.

Information regarding factors that may cause actual results to vary from our expectations, called “risk factors,” appear in our Annual Report on Form 10-K for the year ended December 31, 2007 (as amended by Form 10-KA) in Part I, Item 1A.  “Risk Factors,” and in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008, (each as amended by Form 10-Q/A) respectively, in Part II, Item 1A.  “Risk Factors” thereof.   These factors include risks relating to our history of operating losses, that our auditors have expressed substantial doubt regarding our ability to continue as a going concern, the fact that we may dilute existing shareholders through additional stock issuances, and our reliance on our intellectual property.  In addition the risks and uncertainties would include the passage at the Annual Shareholders Meeting of the proposal to amend the Company’s Articles of incorporation to authorize a reverse split of the Company’s common stock and the ability to secure terms beneficial to the Company.  Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.  The forward looking statements made herein are only made as of the date of this report and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.

No.	Description

99.1	Press Release dated December 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Z TRIM HOLDINGS, INC.

December 29, 2008	By:	/s/ Steven J. Cohen
Steven J. Cohen
President

INDEX TO EXHIBITS

No.	Description

99.1	Press Release dated December 29, 2008

4